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                                                                EXHIBIT 10.30(c)
                                AMENDMENT NO. 2
                                      TO
                            VASTAR RESOURCES, INC.
                            EXECUTIVE DEFERRAL PLAN
                          __________________________

Pursuant to the resolutions adopted by the Board of Directors on October 15, 1997, the Vastar Resources, Inc. Executive Deferral Plan (the "Plan") is amended effective as of November 1, 1997.

A new Section 8 is added to Article II to read as follows:

     "SECTION 8.  SPECIAL TRANSFER

     8.1 A Participant's lump sum benefit pursuant to Article XI of the Vastar Resources, Inc. Supplementary Executive Retirement Plan shall be transferred to the Plan and governed by the Plan provisions applicable to Deferred Compensation, including without limitation distribution elections."

Executed This 30th day of December, 1997.


ATTEST                                 VASTAR RESOURCES, INC.



BY: /s/ JONATHAN D. EDELFELT           BY: /s/ JEFFREY M. BENDER
    -------------------------             ---------------------
    JONATHAN D. EDELFELT                  JEFFREY M. BENDER
    Associate Secretary                   Vice President
                                          Human Resources